                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                       Commission file number   1-6064
                                             ------------


  Date of Report (Date of earliest event reported)     September 18, 1995
                                                  -----------------------------


                               ALEXANDER'S, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                                            51-01-00517
-------------------------------                             -------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


            PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY   07663
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                (Address of principal executive offices)    (Zip Code)


    (Registrant's telephone number, including area code)    (201) 587-8541
                                                        -----------------------

                 31 WEST 34TH STREET, NEW YORK, NEW YORK  10001
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              (Former name, former address and former fiscal year,
                         if changed since last report)



                                  Page 1 of 5
                         The Exhibit Index is on Page 4

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ITEM 5.  OTHER EVENTS


         On September 18, 1995, the Caldor Corporation, a major tenant of Alexander's, Inc. ("Alexander's"), filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

         A copy of the press release of Alexander's, dated September 18, 1995, relating to the above-described matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

                 (c) The following exhibits are filed as part of this report on Form 8-K:

                          Exhibit 99.1 Press Release by Alexander's, Inc. dated September 18, 1995.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 21, 1995             ALEXANDER'S, INC.


                                        /s/ Joseph Macnow
                                        --------------------------------
                                        Title:   Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number           Description                                        Page No.
------           -------------------------------------------        --------
99.1             Press Release by Alexander's, Inc. dated              5
                 September 18, 1995